UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2017

CIMAREX ENERGY CO.

(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 3700, Denver, Colorado	80203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	303-295-3995

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The annual meeting of Cimarex Energy Co. was held on May 11, 2017. Four proposals were voted upon at the annual meeting. Following are the results of the balloting:

Item 1.	Elect four Class III directors for terms expiring in 2020.

Class III Directors	For	Against	Abstentions	Broker Non-Votes
David A. Hentschel	77,440,363	1,997,356	27,661	4,177,248
Thomas E. Jorden	76,962,537	2,134,794	368,052	4,177,245
Floyd R. Price	78,271,505	1,162,628	31,248	4,177,247
Frances M. Vallejo	78,944,499	487,714	33,170	4,177,245

Item 2.	Advisory vote on executive compensation

For	Against	Abstentions	Broker Non-Votes
77,101,922	2,204,317	159,017	4,177,372

Item 3.	Advisory vote on the frequency of advisory vote on executive compensation.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
67,104,044	73,914	12,229,922	57,373	4,177,375

Item 4.	Ratify the appointment of KPMG LLP as independent auditors for 2017.

For	Against	Abstentions
82,668,987	829,180	144,461

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Cimarex has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.

Dated: May 12, 2017	By:	/s/ Francis B. Barron
Francis B. Barron
Senior Vice President—General Counsel

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